UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 20, 2020

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Timing of Filing of Quarterly Report on Form 10-Q and Proxy Statement for Annual Meeting

Credit Acceptance Corporation (referred to as the “Company,” “we,” “our,” or “us”) is relying on the order issued by the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2020 in SEC Release No. 34-88465 pursuant to the SEC’s authority under Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”) granting exemptions from certain provisions of the Exchange Act and the rules thereunder related to the reporting requirements for certain public companies, subject to certain conditions (such order, the “Order”), to delay the filing of (i) its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the “Quarterly Report”) and (ii) the definitive proxy statement for its 2020 annual meeting of shareholders (the “Proxy Statement”), including information required by Part III of Form 10-K that is to be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “10-K Part III Information”). The Company expects to file the Quarterly Report no later than June 25, 2020 (45 days after the original due date of the Quarterly Report) and to file the Proxy Statement, including the 10-K Part III Information, on or about June 4, 2020.

Our operations and business have experienced disruptions due to the unprecedented conditions surrounding COVID-19 in the United States, resulting in our having to modify the Company’s business practices. Since early March, we have been following the recommendations of state and local health authorities to minimize the exposure risk for our team members, including restricting access to our physical offices. Our management has had to devote significant time and attention to assessing the potential impact of COVID-19 and related events on our operations and financial position and developing operational and financial plans to address those matters, which has diverted management resources from completing tasks necessary to file the Quarterly Report by the original due date of the Quarterly Report and to file the Proxy Statement with the 10-K Part III Information by the original due date of the 10-K Part III Information.

Updated Information Regarding 2020 Annual Meeting of Shareholders

We currently expect that the Company’s 2020 annual meeting of shareholders will take place on July 15, 2020, which represents a change of more than 30 days from the anniversary date of the Company’s 2019 annual meeting of shareholders. As a result, the deadlines for shareholder proposals set forth in our definitive proxy statement for the 2019 annual meeting of shareholders are no longer effective. Proposals by shareholders which are intended to be presented at the 2020 annual meeting of shareholders must be submitted to our Corporate Secretary no later than April 30, 2020 in order to be considered for inclusion in our proxy materials. We expect the persons named as proxies for the 2020 annual meeting of shareholders to use their discretionary voting authority, to the extent permitted by law, with respect to any proposal presented at that meeting by a shareholder who does not provide us with written notice of such proposal on or before April 30, 2020.

Supplemental Risk Factor

We are supplementing our risk factors previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with the following risk factor:

The current outbreak of COVID-19 has adversely impacted our business, and the continuance of this pandemic, and any future outbreak of any other highly contagious diseases or other public health emergency, could materially and adversely affect our business, financial condition, liquidity and results of operations

The COVID-19 pandemic has caused a deterioration in the U.S. economy and our industry and could result in a period of substantial economic and financial turmoil. The impact of this event on our business and the severity of an economic downturn are uncertain; however, it is likely that the pandemic will adversely affect our business, team members, current and potential consumers, automobile dealers, and vendors, as well as our financial condition, liquidity, and results of operations. Many of our team members, consumers, automobile dealers, and vendors are located in areas impacted by COVID-19.

In an attempt to slow the spread of COVID-19, state governments have implemented social distancing guidelines, travel bans and restrictions, quarantines, shelter-in-place orders and shutdowns. These actions have caused economic hardship in the areas in which they have been implemented and have led to an increase in unemployment and resulted in many consumers delaying payments or re-allocating resources, leading to a significant decrease in our realized collections. We are working with our consumers to provide temporary relief where possible, including the suspension of involuntary vehicle repossessions. Additionally, many automobile dealers have been required to temporarily close or restrict their operations, and even for dealerships that have remained open, consumer demand has deteriorated. As a result, we have recently experienced a significant decline in Consumer Loan assignments. The spread of COVID-19 has also caused us to modify our business practices in an effort to increase team member safety, including reconfiguring workstations to increase physical distance between team members, limiting travel, and canceling physical participation in meetings and events, and we may take further actions as required by government authorities or that we determine are in the best interests of our team members. Our business operations may be disrupted further if significant portions of our workforce are unable to work effectively, including because of illness, quarantines, or other restrictions in connection with the COVID-19 pandemic.

There is no certainty that such measures will be sufficient to mitigate the risks posed by the disease, and our ability to perform certain functions could be negatively impacted. While the potential impact and duration of the COVID-19 pandemic on the U.S. economy and our industry in particular are difficult to assess or predict, the pandemic has resulted in significant disruption of financial markets, which may reduce our ability to access capital or our consumers’ ability to repay past or future Consumer Loans, and could negatively affect our liquidity and results of operations. In addition, a recession or further financial market correction resulting from the spread of COVID-19 could adversely affect demand for used vehicles. A continued disruption in our workforce, decrease in collections from our consumers or decline in Consumer Loan assignments could cause a material adverse effect on our financial position, liquidity, and results of operations.
The COVID-19 pandemic is rapidly evolving, and we will continue to monitor the situation closely. The ultimate impact of this pandemic or a similar health epidemic is highly uncertain and subject to change. The extent of the impact of the COVID-19 pandemic on our operational and financial performance will depend on future developments, including, but not limited to, the duration and spread of the pandemic, its severity, the actions to contain the disease or mitigate its impact, related restrictions on travel, and the duration, timing and severity of the impact on consumer behavior, including any recession resulting from the pandemic, all of which are uncertain and cannot be predicted. An extended period of economic disruption as a result of the COVID-19 pandemic could have a material negative impact on our business, financial position, liquidity, and results of operations, though the full extent and duration is uncertain. The COVID-19 pandemic may also intensify the risks described in the other risk factors disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are subject to risks and uncertainties and include information about our expectations and possible or assumed future results of operations.  When we use any of the words “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “assume,” “forecast,” “estimate,” “intend,” “plan,” “target” or similar expressions, we are making forward-looking statements.

We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all of our forward-looking statements.  These forward-looking statements represent our outlook only as of the date of this report.  While we believe that our forward-looking statements are reasonable, actual results could differ materially since the statements are based on our current expectations, which are subject to risks and uncertainties.  Factors that might cause such a difference include, but are not limited to, the factors set forth under Item 1A to our Form 10-K for the year ended December 31, 2019, filed with the SEC on February 11, 2020, and the risks and uncertainties discussed in our other reports filed or furnished from time to time with the SEC and the following:

•	Our inability to accurately forecast and estimate the amount and timing of future collections could have a material adverse effect on results of operations.

•	We may be unable to execute our business strategy due to current economic conditions.

•	We may be unable to continue to access or renew funding sources and obtain capital needed to maintain and grow our business.

•	The terms of our debt limit how we conduct our business.

•	A violation of the terms of our asset-backed secured financing facilities or revolving secured warehouse facilities could have a material adverse impact on our operations.

•
The conditions of the U.S. and international capital markets may adversely affect lenders with which we have relationships, causing us to incur additional costs and reducing our sources of liquidity, which may adversely affect our financial position, liquidity and results of operations.

•	Our substantial debt could negatively impact our business, prevent us from satisfying our debt obligations and adversely affect our financial condition.

•	Due to competition from traditional financing sources and non-traditional lenders, we may not be able to compete successfully.

•	We may not be able to generate sufficient cash flows to service our outstanding debt and fund operations and may be forced to take other actions to satisfy our obligations under such debt.

•	Interest rate fluctuations may adversely affect our borrowing costs, profitability and liquidity.

•
Reduction in our credit rating could increase the cost of our funding from, and restrict our access to, the capital markets and adversely affect our liquidity, financial condition and results of operations.

•	We may incur substantially more debt and other liabilities. This could exacerbate further the risks associated with our current debt levels.

•	The regulation to which we are or may become subject could result in a material adverse effect on our business.

•
Adverse changes in economic conditions, the automobile or finance industries, or the non-prime consumer market could adversely affect our financial position, liquidity and results of operations, the ability of key vendors that we depend on to supply us with services, and our ability to enter into future financing transactions.

•	Litigation we are involved in from time to time may adversely affect our financial condition, results of operations and cash flows.

•	Changes in tax laws and the resolution of uncertain income tax matters could have a material adverse effect on our results of operations and cash flows from operations.

•	Our dependence on technology could have a material adverse effect on our business.

•	Our use of electronic contracts could impact our ability to perfect our ownership or security interest in Consumer Loans.

•	Reliance on third parties to administer our ancillary product offerings could adversely affect our business and financial results.

•	We are dependent on our senior management and the loss of any of these individuals or an inability to hire additional team members could adversely affect our ability to operate profitably.

•	Our reputation is a key asset to our business, and our business may be affected by how we are perceived in the marketplace.

•	The concentration of automobile dealers in several states could adversely affect us.

•	Failure to properly safeguard confidential consumer and team member information could subject us to liability, decrease our profitability and damage our reputation.

•
A small number of our shareholders have the ability to significantly influence matters requiring shareholder approval and such shareholders have interests which may conflict with the interests of our other security holders.

•	Reliance on our outsourced business functions could adversely affect our business.

•	Our ability to hire and retain foreign information technology personnel could be hindered by immigration restrictions.

•
Natural disasters, acts of war, terrorist attacks and threats or the escalation of military activity in response to these attacks or otherwise may negatively affect our business, financial condition and results of operations.

•
The current outbreak of COVID-19 has adversely impacted our business, and the continuance of this pandemic, and any future outbreak of any other highly contagious diseases or other public health emergency, could materially and adversely affect our business, financial condition, liquidity and results of operations.

Other factors not currently anticipated by management may also materially and adversely affect our business, financial condition and results of operations. In addition, there is uncertainty about the evolution of the COVID-19 pandemic and the impact it may have on the Company’s operations and economic activity in general. We do not undertake, and expressly disclaim any obligation, to update or alter our statements whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: April 20, 2020	By:	/s/ Kenneth S. Booth
Kenneth S. Booth
Chief Financial Officer